Exhibit 10.1

SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is made as of April 20, 2023, by and among CL MEDIA HOLDINGS LLC, a Delaware limited liability company (“Borrower”), BRIGHT MOUNTAIN MEDIA, INC., a Florida corporation (“Parent”), BRIGHT MOUNTAIN, LLC, a Florida limited liability company (“BM LLC”), MEDIAHOUSE, INC., a Florida corporation (“Media House”), BIG-VILLAGE AGENCY LLC, a Florida limited liability company (“BVA”), BV INSIGHTS LLC, a Florida limited liability company (“BVI” and, collectively with BM LLC, Media House and BVA, the “Guarantors”), the Lenders party hereto, and CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and is made with reference to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Parent, the Guarantors, the Lenders from time to time party thereto, Administrative Agent and Collateral Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated June 5, 2020 (as may be amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower;

WHEREAS, (a) prior to the date hereof, Parent formed BVA and BVI, each as a wholly-owned domestic subsidiary of Parent (the “Big Village Formation”), and (b) contemporaneously herewith, Parent (or its designee), is purchasing from the Big Village Chapter 11 Debtors (as defined in the Credit Agreement) certain of the assets of the Big Village Chapter 11 Debtors (collectively, the “Big Village Acquisition”; together with the Big Village Formation and such other transactions related thereto and/or occurring in connection therewith, collectively, the “Big Village Transactions”), pursuant to the terms of that certain Asset Purchase Agreement, dated as of April 3, 2023, by and among Parent (or its designee), as buyer, and the Big Village Chapter 11 Debtors party thereto, as seller parties (the “Big Village Purchase Agreement”), which acquisition has been approved by the Bankruptcy Court pursuant to the Big Village Chapter 11 Sale Order (each as defined in the Credit Agreement);

WHEREAS, Borrower has requested that certain amendments be made to the Credit Agreement, which the Lenders party hereto, the Administrative Agent and the Collateral Agent are willing to make pursuant to the terms and conditions set forth herein;

WHEREAS, the amendments and modifications to the Credit Agreement shall include, among other things, the addition of Twenty-Six Million Three Hundred Fifteen Thousand Seven Hundred Eighty-Nine and 47/100 Dollars ($26,315,789.47) of term loan credit commitments (such commitments, the “Seventeenth Amendment Term Loan Commitments”, and the term loans made in respect thereof, the “Seventeenth Amendment Term Loans”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment (the “Amended Credit Agreement”).

SECTION 2. Amendments. Effective as of the Seventeenth Amendment Effective Date (as defined below), (i) the Credit Agreement is hereby amended by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) set forth on the selected pages of the Credit Agreement attached hereto as Annex A and (ii) Schedules 1, 2.01(a), 5.02, 5.03, 5.07(b), 5.08, 5.10, 5.14, 5.17, 5.19, 7.01(b), 7.02(e), 7.03(b) and 7.12 to the Credit Agreement are hereby amended and restated in their entirety in the attached as Annex B.

SECTION 3. Reserved.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Seventeenth Amendment Effective Date”):

(a) Administrative Agent, Collateral Agent, Borrower, Parent, Guarantors and Lenders shall have executed this Amendment, and each such Borrower, Parent, Guarantor and each Lender shall have delivered its executed counterpart to this Amendment to Administrative Agent.

(b) Administrative Agent shall have received the following, each properly executed by a Responsible Officer of the signing Loan Party, and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) duly executed counterparts of the Guaranty Supplement (as defined in the Guaranty), the Securities Pledge Agreement Supplement, each Security Agreement Supplement, each Intellectual Property Security Agreement Supplement, and the other Loan Documents by each Loan Party, the Administrative Agent, the Collateral Agent and Lenders, as applicable;

(ii) such certificates or resolutions or other corporate action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Seventeenth Amendment Effective Date;

(iii) (A) Organization Documents of each Loan Party and (B) good standing certificates or certificates of status, as applicable, as of a date reasonably proximate to the Seventeenth Amendment Effective Date, from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;

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(iv) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Collateral Agent with respect to the Loan Parties together with evidence that, upon satisfaction of the conditions precedent contained in any applicable payoff letters, all existing Liens (other than Permitted Liens) will be terminated and released and all actions required to terminate and release such Liens have been satisfactorily taken or will be capable of being satisfactorily undertaken substantially simultaneously with the closing of the Transaction; and

(v) an opinion by Nelson Mullins Riley & Scarborough LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c) In order to create in favor of Collateral Agent, for the benefit of the Lenders, a valid, perfected first priority security interest in the personal property Collateral, Collateral Agent shall have received:

(i) (A) updated schedules to the Credit Agreement and (B) evidence satisfactory to Collateral Agent of the compliance by each Loan Party of their obligations under the Collateral Documents (including, without limitation, their obligations to authorize or execute, as the case may be, and deliver UCC financing statements, originals of securities, instruments and chattel paper, deposit account control agreements and any agreements governing securities accounts as provided therein); and

(ii) a completed Collateral Questionnaire dated as of the Seventeenth Amendment Effective Date and executed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby, including (A) the results of a recent search, by a Person satisfactory to Collateral Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Loan Party in the jurisdictions specified in the Collateral Questionnaire, together with copies of all such filings disclosed by such search, and (B) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens).

(d) With respect to the Big Village Transactions:

(i) Administrative Agent shall have received (A) true and complete final executed copies of the Big Village Purchase Documents and all related agreements, documents and instruments as in effect on the Seventeenth Amendment Effective Date, all of which shall be reasonably satisfactory in form and substance to Administrative Agent, and the transactions contemplated thereby shall be consummated prior to or simultaneously with the making of the Seventeenth Amendment Term Loans (and no terms or conditions of the Big Village Purchase Documents (other than any immaterial terms or conditions) shall have been waived without the consent of Administrative Agent), and (B) true and complete final copies of the Big Village Chapter 11 Plan Documents (and any amendments thereto); and

(ii) the Bankruptcy Court shall have entered the Big Village Chapter 11 Sale Order, which shall (A) be in form and substance reasonably satisfactory to Administrative Agent, (B) have become a Final Order or authorize the consummation of the Big Village Acquisition with the protections of §363(m) of the Bankruptcy Code for the Loan Parties, and (C) among other things, authorize and approve the consummation of the Big Village Acquisition (including, without limitation, the sale of certain of the assets of the Big Village Chapter 11 Debtors free and clear of all Liens thereon in accordance with the Big Village Purchase Documentation).

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(e) Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Seventeenth Amendment Effective Date from the chief financial officer of the Parent in substantially the form of Exhibit I to the Credit Agreement.

(f) Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower certifying that:

(i) before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the transactions contemplated by this Amendment; and

(ii) each of the representations and warranties contained or incorporated by reference in Section 9 of this Amendment shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Seventeenth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).

(g) The Borrower shall pay to Administrative Agent, (A) for the pro-rata benefit of the Lenders (other than BV Agency), an amendment fee in an amount equal to two percent (2%) of the principal amount of the First Out Term Loans (other than Seventeenth Amendment Term Loan) and the Last Out Term Loans made pursuant to the terms of the Credit Agreement and outstanding as of the Seventeenth Amendment Effective Date, which shall be due and paid-in-kind by the Borrower on the Seventeenth Amendment Effective Date by adding and capitalizing the full amount of such amendment fee to the outstanding principal balance of the First Out Term Loans and the Last Out Loans, respectively, and the principal amount of the First Out Term Loans and the Last Out Loans, respectively, shall be increased by such fee amount for all purposes under the Loan Documents, and (B) for the benefit of BV Agency, an exit fee in an amount equal to Eighteen Thousand Three Hundred Seventy-Six and 89/100 Dollars ($18,376.89), which shall be fully-earned on the Seventeenth Amendment Effective Date and due and payable in cash by the Borrower upon the earliest to occur of (x) the First Out Maturity Date, (y) the repayment in full of the Obligations and termination of the Aggregate Commitments and (z) the date of the acceleration of the Loans pursuant to Section 8.02 of the Credit Agreement.

(h) The Borrower shall have delivered to Administrative Agent a funds flow cover authorizing Administrative Agent, on behalf of the Lenders, to disburse the proceeds of the Seventeenth Amendment Term Loan, which letter of direction includes the authorization to transfer funds under the Credit Agreement and the wire instructions that set forth the locations to which such funds shall be sent.

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SECTION 5. Post-Closing Items. To the extent not delivered or effectuated on or prior to the Seventeenth Amendment Effective Date, the Loan Parties shall promptly comply in all respects with the post-closing requirements set forth below, in form and substance satisfactory to Administrative Agent, it being understood that compliance by the Loan Parties with this Section 5 is a material inducement to the execution and delivery of this Amendment, and that the failure to deliver any post-closing item below by the required date (or such other date as agreed to in writing by Administrative Agent) shall constitute an Event of Default under the Credit Agreement:

(a) Within one (1) Business Day after the Seventeenth Amendment Effective Date, Administrative Agent shall have received reasonably satisfactory evidence of insurance required to be maintained pursuant to Section 6.07 of the Credit Agreement and the Collateral Agent shall be named as an additional loss payee and additional insured, as applicable, thereunder.

(b) Within one (1) Business Day after the Seventeenth Amendment Effective Date, Administrative Agent shall have received a letter from Parent that consents to, and directs, the issuance and transfer of, 21,401,993 shares of Parent’s common stock into a brokerage account controlled by BV Agency, LLC (as defined below) or one of its designated affiliates.

(c) Within thirty (30) days after the Seventeenth Amendment Effective Date, the Administrative Agent shall have received (i) the Big Village Transition Services Agreement, duly executed by Parent and the Big Village Transition Services Provider, and (ii) the Big Village Transition Services Provider Agreement, duly executed by Big Village Transition Services Provider.

(d) Within sixty (60) days after the Seventeenth Amendment Effective Date, the Loan Parties shall deliver to the Collateral Agent the endorsements to insurance policies required to be maintained pursuant to Section 5.13 of the Credit Agreement.

(e) On or prior to June 30, 2023, the Loan Parties shall, at the sole expense of the Loan Parties, assist the Collateral Agent and its counsel in completing a collateral review acceptable to the Administrative Agent in its reasonable discretion and the Loan Parties shall agree to make any requested changes and modifications to the Loan Documents as the Lenders may reasonably require in order to ensure the Collateral Agent has a first priority perfected and fully enforceable Lien on all assets of the Borrower and on one hundred percent (100%) of the Equity Interests of the Borrower.

SECTION 6. BV Agency as a Lender.

(a) By executing this Amendment, BV Agency, LLC, a Delaware limited liability company (“BV Agency”), represents and warrants to the Borrower, the Administrative Agent and the Lenders that (a) it meets the requirements to be an Eligible Assignee as set forth in Section 10.07 of the Credit Agreement; (b) it is able to fund the Loans and as required by the Credit Agreement; (c) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder; and (d) it has reviewed each of the Loan Documents. BV Agency appoints Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Administrative Agent by the terms thereof. On the Seventeenth Amendment Effective Date, after execution of this Amendment, BV Agency shall become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to BV Agency, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by BV Agency in a written notice to each of the other parties.

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(b) The notice address for BV Agency as set forth on the signature pages of this Amendment shall be the notice address of BV Agency for purposes of Section 10.02 of the Credit Agreement.

(c) On the Seventeenth Amendment Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 2.01(a) attached as Annex B.

SECTION 7. Indemnification.

Each Loan Party hereby confirms that the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment and to such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (as more fully set forth therein) which may arise herefrom or in connection herewith or otherwise relating to this Amendment, the Amended Credit Agreement or the transactions contemplated hereby or thereby.

SECTION 8. Consent and Reaffirmation of the Loan Parties.

(a) Each Loan Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment and the Amended Credit Agreement, and (iii) consents to each of the transactions contemplated hereby and by the Amended Credit Agreement. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each of the Credit Agreement and each Loan Document to which such Loan Party is a party or otherwise bound, and the obligations of such Loan Party contained in the Credit Agreement and each such Loan Document, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.

(b) Without limiting the generality of the foregoing, each Loan Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations, as applicable, under and subject to the terms of the Amended Credit Agreement and each of the Loan Documents to which it is a party, and acknowledges and agrees that all such payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

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SECTION 9. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that, as of the Seventeenth Amendment Effective Date:

(a) (i) each Loan Party has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and perform its obligations under this Amendment and the Amended Credit Agreement, (ii) each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement, and (iii) this Amendment has been duly authorized, executed and delivered by each Loan Party;

(b) this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ right generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity);

(c) each Loan Party’s execution, delivery and performance of this Amendment and each Loan Party’s performance of the Amended Credit Agreement do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the cases of clauses (b) and (c) above where such conflicts or violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(d) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and

(e) each of the representations and warranties contained in the Amended Credit Agreement and in the Loan Documents is true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Seventeenth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).

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SECTION 10. Reference to and Effect on the Credit Agreement.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of any Loan Document, or otherwise affect the rights and remedies of Administrative Agent, Collateral Agent or any Lender thereunder, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

(b) On the Seventeenth Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Seventeenth Amendment Effective Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.

(c) This Amendment shall constitute an “Loan Document” for all purposes under the Amended Credit Agreement and the Loan Documents.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

SECTION 13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lenders, the parties hereto and their respective successors and assigns.

SECTION 14. Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.

SECTION 15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:	CL MEDIA HOLDINGS LLC

	By:	/s/ Matthew Drinkwater
Matthew Drinkwater
Chief Executive Officer

[Signature Page to Seventeenth Amendment to Credit Agreement]

Parent:	BRIGHT MOUNTAIN MEDIA, INC.

	By:	/s/ Matthew Drinkwater
Matthew Drinkwater
Chief Executive Officer

GUARANTORS:	BRIGHT MOUNTAIN, LLC
MEDIAHOUSE, INC.
BIG-VILLAGE AGENCY LLC
BV INSIGHTS LLC

	By:	/s/ Matthew Drinkwater
Matthew Drinkwater
Chief Executive Officer

[Signature Page to Seventeenth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT & COLLATERAL AGENT:	CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as Administrative Agent and Collateral Agent

	By:	/s/ Quinn Morgan
Quinn Morgan
Managing Director

[Signature Page to Seventeenth Amendment to Credit Agreement]

LENDERS:	CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.

	By:	/s/ Quinn Morgan
Quinn Morgan
Managing Director

CENTRE LANE PARTNERS MASTER CREDIT FUND II-A, L.P.

	By:	/s/ Quinn Morgan
Quinn Morgan
Managing Director

CENTRE LANE CREDIT PARTNERS II-B, LP

	By:	/s/ Quinn Morgan
Quinn Morgan
Managing Director

One Grand Central Place	BV AGENCY, LLC
60 East 42nd Street
Suite 2220	By:	/s/ Quinn Morgan
New York, NY 10165		Quinn Morgan
Authorized Signatory

[Signature Page to Seventeenth Amendment to Credit Agreement]

Annex A

(See attached)

Annex B

(See attached)

Schedule 1

Guarantors

Bright Mountain Media, Inc., a Florida corporation

Bright Mountain, LLC, a Florida limited liability company

MediaHouse, Inc., a Florida corporation

Big-Village Agency LLC, a Florida limited liability company

BV Insights LLC, a Florida limited liability company

Schedule 2.01(a)

Commitments

Commitments	Centre Lane Partners Master Credit Fund II, L.P.		Centre Lane Partners Master Credit Fund II-A, L.P.	Centre Lane Credit Partners II-B LP	Centre Lane Solutions Partners, LP
Initial Commitments	$16,416,905	[1]	N/A	N/A	N/A
2021 Term Loan Commitments	$1,500,000	[2]	N/A	N/A	N/A
2021 Additional Term Loan Commitments	$500,000	[3]	N/A	N/A	N/A
2021 New Term Loan Commitments	$1,100,000	[4]	N/A	N/A	N/A
2021 October New Term Loan Commitments	$725,000	[5]	N/A	N/A	N/A
Sixth Amendment Term Loan Commitments	$800,000	[6]	N/A	N/A	N/A
Seventh Amendment Term Loan Commitments[7]	$500,000		N/A	N/A	N/A
Eighth Amendment Term Loan Commitments[8]	$350,000		N/A	N/A	N/A

1 As of the Seventeenth Amendment Effective Date, the Initial Commitments are $0.

2 As of the Seventeenth Amendment Effective Date, the 2021 Term Loan Commitments are $0.

3 As of the Seventeenth Amendment Effective Date, the 2021 Additional Term Loan Commitments are $0.

4 As of the Seventeenth Amendment Effective Date, the 2021 New Term Loan Commitments are $0.

5 As of the Seventeenth Amendment Effective Date, the 2021 October New Term Loan Commitments are $0.

6 As of the Seventeenth Amendment Effective Date, the Sixth Amendment Term Loan Commitments are $0.

7 As of the Seventeenth Amendment Effective Date, the Seventh Amendment Term Loan Commitments are $0

8 As of the Seventeenth Amendment Effective Date, the Eighth Amendment Term Loan Commitments are $0.

Commitments	Centre Lane Partners Master Credit Fund II, L.P.	Centre Lane Partners Master Credit Fund	Centre Lane Credit Partners II-B LP	Centre Lane Solutions
Ninth Amendment Term Loan Commitment[9]	N/A	$74,417	$175,583	N/A
Tenth Amendment Term Loan Commitments[10]	N/A	$89,300	$210,700	N/A
Eleventh Amendment Term Loan Commitments[11]	N/A	$148,833	$351,167	N/A
Twelfth Amendment Term Loan[12] Commitments	N/A	$133,950	$316,050	N/A
Thirteenth Amendment Term Loan Commitments[13]	N/A	$148,833	$351,167	N/A
Fourteenth Amendment Term Loan Commitments[14]	N/A	$104,183	$245,817	N/A
Fifteenth Amendment Term Loan Commitments[15]	N/A	$104,183	$245,817	N/A
Sixteenth Amendment Term Loan Commitments[16]	N/A	$446,504	$1,053,496	N/A
Seventeenth Amendment Term Loan Commitments	N/A	N/A	N/A	25,000,000
Total	$21,891,905	$1,250,203	$2,949,797	25,000,000

9 As of the Seventeenth h Amendment Effective Date, the Ninth Amendment Term Loan Commitments are $0.

10 As of the Seventeenth Amendment Effective Date, the Tenth Amendment Term Loan Commitments are $0.

11 As of the Seventeenth Amendment Effective Date, the Eleventh Amendment Term Loan Commitments are $0.

12 As of the Seventeenth Amendment Effective Date, the Twelfth Amendment Term Loan Commitments are $0.

13 As of the Seventeenth Amendment Effective Date, the Thirteenth Amendment Term Loan Commitments are $0.

14 As of the Seventeenth Amendment Effective Date, the Fourteenth Amendment Term Loan Commitments are $0.

15 As of the Seventeenth Amendment Effective Date, the Fifteenth Amendment Term Loan Commitments are $0.

16 As of the Seventeenth Amendment Effective Date, the Sixteenth Amendment Term Loan Commitments are $0.

Schedule 5.02

Authorizations; No Contravention

None.

Schedule 5.03

Governmental Authorization; Other Consents

None.

Schedule 5.07(b)

Owned Real Property

None.

Leased Real Property

6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487

1435 Vine Street, Cincinnati, Ohio 45202 (month to month)

Schedule 5.08

COLLATERAL FILINGS AND PERFECTION MATTERS

1. Filing of UCC-1 financing statements with respect to each “Debtor” listed below with the applicable secretary of state of the state listed opposite such debtor:

No.	Debtor	State
1.	CL Media Holdings LLC	DE
2.	Bright Mountain Media, Inc.	FL
3.	Bright Mountain, LLC	FL
4.	MediaHouse, Inc.	FL
5.	Big-Village Agency LLC	FL
6.	BV Insights LLC	FL

2. With respect to Collateral consisting of United States registered Patents and United States registered Trademarks, recording of an executed Intellectual Property Security Agreement with the United States Patent and Trademark Office.

3. With respect to Collateral consisting of United States registered Copyrights, recording of an executed Intellectual Property Security Agreement with the United States Copyright Office.

4. With respect to Collateral as to which “control” (under the applicable provisions of the UCC) is required to perfect the Collateral Agent’s security interest therein, delivery of control to the Collateral Agent within the meaning specified in UCC Sections 8-106, 9-104, 9-105, 9-106 or 9-107, as may be applicable to the relevant Collateral, including, with respect to Deposit Accounts, Securities Accounts and Commodity Accounts of the Grantors, execution and delivery by the banks, Securities Intermediaries or Commodity Intermediaries with which such Deposit Accounts, Securities Accounts and Commodity Accounts are maintained of Control Agreements in favor of the Collateral Agent (as such terms are defined in the Security Agreement).

Schedule 5.10

Taxes

None.

Schedule 5.14

Subsidiaries and Other Equity Investments

Name of Loan Party or Subsidiary	Jurisdiction	Ownership Interest and Percentage	Name of Loan Party Pledging Equity Interests
Bright Mountain Media, Inc.	Florida	Publicly traded	N/A
CL Media Holdings LLC	Delaware	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc.
Bright Mountain, LLC	Florida	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc.
MediaHouse, Inc.	Florida	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc.
Big-Village Agency LLC	Florida	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc. (100%)
BV Insights LLC	Florida	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc. (100%)
S&W Media	Israel	Bright Mountain Media, Inc. (100%)	Bright Mountain Media, Inc.

Schedule 5.17

Intellectual Property - Patents

None.

Intellectual Property - Trademarks

See below and attached.

Guarantor	Trademarks	Filing/Registration Date	Status	Registration No.
Bright Mountain, LLC	BRIGHT MOUNTAIN	01/03/2012	Active	4,081,251
Bright Mountain, LLC	mountain design mark	10/22/2013	Active	4,421,423
MediaHouse, Inc.	MEDIAHOUSE and design	6/15/2021	Active	6,390,559

TRADEMARK	COUNTRY	OWNER	STATUS	APP NO	APP DATE	REG NO	REG DATE	RENEWAL DUE	CLASSES	GOODS/SERVICES	M&G NO.

BIG VILLAGE	EUTM	BV Insights LLC	Pending	A0130726	12/19/2022				35, 42

35 Marketing services for others, namely, media placement; media planning services, namely, advising clients on the correct times and stations to advertise based on media analysis; creative advertising services for others, and market research services; digital advertising services; development and creation of advertising content

42 Development of advertising technology, namely, visual design services in the nature of designing visual elements via computer software for on-line, broadcast, print, outdoor and other communication advertising media; Development of advertising technology, namely, development computer platforms for collecting, analyzing and organizing data in the field of advertising; Development of advertising technology, namely, development of computer platforms in the fields of marketing, advertising and sales particularly specializing in the use of analytic models for the understanding and predicting of consumer, business, and retail market trends and actions

											18687.0034EMIB

BIG VILLAGE	United Kingdom	BV Insights LLC	Pending	A0130726	12/19/2022				35, 42

35 Marketing services for others, namely, media placement; media planning services, namely, advising clients on the correct times and stations to advertise based on media analysis; creative advertising services for others, and market research services; digital advertising services; development and creation of advertising content

42 Development of advertising technology, namely, visual design services in the nature of designing visual elements via computer software for on-line, broadcast, print, outdoor and other communication advertising media; Development of advertising technology, namely, development computer platforms for collecting, analyzing and organizing data in the field of advertising; Development of advertising technology, namely, development of computer platforms in the fields of marketing, advertising and sales particularly specializing in the use of analytic models for the understanding and predicting of consumer, business, and retail market trends and actions

											18687.0034GBIB

BIG VILLAGE	United States of America	BV Insights LLC	Pending	97307902	3/11/2022				35	35 Media placement, media planning, creative advertising, and market research services; digital advertising, design and creation of advertising content; development of advertising technology	18687.0034US01

BIG VILLAGE	WIPO	BV Insights LLC	Pending	A0130726	12/19/2022				35, 42

35 Marketing services for others, namely, media placement; media planning services, namely, advising clients on the correct times and stations to advertise based on media analysis; creative advertising services for others, and market research services; digital advertising services; development and creation of advertising content

42 Development of advertising technology, namely, visual design services in the nature of designing visual elements via computer software for on-line, broadcast, print, outdoor and other communication advertising media; Development of advertising technology, namely, development computer platforms for collecting, analyzing and organizing data in the field of advertising; Development of advertising technology, namely, development of computer platforms in the fields of marketing, advertising and sales particularly specializing in the use of analytic models for the understanding and predicting of consumer, business, and retail market trends and actions

											18687.0034IB01

CARAVAN	United States of America	BV Insights LLC	Registered	73659918	5/11/1987	1470224	12/22/1987	12/22/2027	42	42 Conducting opinion polls and surveys, and analyzing and reporting same in the fields of marketing, public relations and public affairs	18687.0010US01

CARAVAN SURVEYS	United States of America	BV Insights LLC	Registered	73212506	4/23/1979	1158530	6/23/1981	6/23/2031	42	42 Conducting Opinion Polls and Surveys, and Analyzing and Reporting Same in the Fields of Marketing, Public Relations and Public Affairs	18687.0011US01

FIND	United States of America	BV Insights LLC	Registered	74319087	9/29/1992	1776731	6/15/1993	6/15/2023	35	35 business research, business consulting and business information services	18687.0018US01

INSIGHT BEYOND MEASURE (STYLIZED)	United States of America	BV Insights LLC	Inactive	76362542	1/24/2002	2659146	12/10/2002		35	35 research services in the fields of marketing, public relations and public affairs; conducting opinion polls and surveys, and analyzing and reporting same in the fields of marketing, public relations and public affairs	18687.0019US01

INTOTA	United States of America	BV Insights LLC	Inactive	76100792	8/1/2000	2696289	3/11/2003		35, 42

35 Consulting services in the field of business and knowledge management; advertising services for others

42 providing information in the fields of science and technology; providing research services for others in the fields of science and technology; providing export consultation services in the fields of science and technology

											18687.0020US01

OPINION RESEARCH CORPORATION	United States of America	BV Insights LLC	Inactive	77753204	6/5/2009	3862579	10/19/2010		35	35 Research services in the fields of marketing, public relations and public affairs	18687.0004US01

TRADEMARK	COUNTRY	OWNER	STATUS	APP NO	APP DATE	REG NO	REG DATE	RENEWAL DUE	CLASSES	GOODS/SERVICES	M&G NO.

ORC	United States of America	BV Insights LLC	Registered	73212843	4/23/1979	1147327	2/17/1981	2/17/2031	35	35 Research Services in the Fields of Marketing, Public Relations and Public Affairs	18687.0005US01

ORC INTERNATIONAL	United States of America	BV Insights LLC	Registered	74707637	7/28/2995	2002715	9/24/1996	9/24/2026	35	35 research services in the fields of marketing, public relations and public affairs	18687.0021US01

SEE TOMORROW	United States of America	BV Insights LLC	Registered	87215115	10/25/2016	5217476	6/6/2017	6/6/2027	35	35 Marketing services, namely, promoting or advertising the goods and services of others	18687.0023US01

TELTECH	United States of America	BV Insights LLC	Inactive	74050657	4/19/1990	1642386	4/23/1991		42	42 computer data base and literature researching services; providing consultation services with technical and scientific experts	18687.0025US01

DEEP FOCUS	United States of America	BV Insights LLC	Registered	86278670	5/12/2014	4740669	5/19/2015	5/19/2025	35	35 Advertising agency services and marketing communications consulting services; advertising film production	18687.0014US01

DEEP FOCUS	United States of America	BV Insights LLC	Registered	87360271	3/6/2017	5461897	5/8/2018	5/8/2028	35, 42

35 creative marketing design services; creative marketing commercial design services; Copy writing for advertising and promotional purposes; design of publicity and advertising materials; design of banner advertisements; information, consultancy and advisory services, all relating to the aforesaid services

42 Graphic design services; design research in the field of new products; graphic design illustration services; industrial design services; commercial art design services; design, research and development of packaging; research into and design of new products; new product development; creation of web pages for others; computer services, namely, designing and implementing network web sites, information technology, and computer network systems for others; website design services; computer aided design of video graphics; Computer services, namely, updating websites for others in the nature of implementing website technology solutions for displaying banner advertisements; technical advice relating to the placement of brand names and logos into computer games; information, consultancy and advisory services, all relating to the aforesaid services

											18687.0014US02

THE CASSANDRA REPORT	United States of America	BV Insights LLC	Registered	76456775	10/7/2002	2804326	1/13/2004	1/13/2024	16	16 trade journals in marketing, namely, a periodical marketing report on lifestyle and trends directed at a business, marketing and media audience	18687.0026US01

Intellectual Property - Copyrights

See attached.

Country	Title	Owner	Reg. No.	Comments

U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey & 112 other titles	BV Insights LLC	V9983D831	Intellectual property security agreement with BNP Paribas. Titles associated with this document not yet indexed in the Public Catalog.
U.S.	Management profile : risks and rewards	BV Insights LLC	CSN0034087	CSN (Copyright Serial Number) for group serial registration
U.S.	Management profile : risks and rewards	BV Insights LLC	CSN0034087	CSN (Copyright Serial Number) for group serial registration
U.S.	Management profile : risks and rewards	BV Insights LLC	CSN0034087	CSN (Copyright Serial Number) for group serial registration
U.S.	Management profile : risks and rewards	BV Insights LLC	CSN0034087	CSN (Copyright Serial Number) for group serial registration
U.S.	Management profile : risks and rewards	BV Insights LLC	CSN0034087	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information / gathered by Caravan Surveys	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information / gathered by Caravan Surveys	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information / gathered by Caravan Surveys	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0034945	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC executive caravan management profile	BV Insights LLC	CSN0056755	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC executive caravan management profile	BV Insights LLC	CSN0056755	CSN (Copyright Serial Number) for group serial registration

Country	Title	Owner	Reg. No.	Comments
U.S.	ORC marketing index : report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	CSN0056756	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC marketing index : report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	CSN0056756	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC marketing index : report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	CSN0056756	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	CSN0056757	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	CSN0056757	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	CSN0056757	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information among corporate officers on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0057112	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information among corporate officers on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0057112	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information among corporate officers on financial, business, and general interest publications : information gathered on the ... O R C executive caravan survey	BV Insights LLC	CSN0057112	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information among corporate officers on financial, business, and general interest publications : information gathered on the ... O R C Executive Caravan survey	BV Insights LLC	CSN0057112	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : O R C mid-executive caravan research findings	BV Insights LLC	CSN0057113	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : O R C mid-executive caravan research findings	BV Insights LLC	CSN0057113	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : O R C mid-executive caravan research findings	BV Insights LLC	CSN0057113	CSN (Copyright Serial Number) for group serial registration

Country	Title	Owner	Reg. No.	Comments
U.S.	American attitudes toward higher education . : results of a comprehensive nationwide survey : a study / conducted by Group Attitudes Corporation for selected higher education associations	BV Insights LLC	CSN0058005	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Executive caravan management profile	BV Insights LLC	CSN0065921	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Executive caravan management profile	BV Insights LLC	CSN0065921	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Executive caravan management profile	BV Insights LLC	CSN0065921	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	CSN0065922	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	CSN0065922	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	CSN0065922	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	CSN0065922	CSN (Copyright Serial Number) for group serial registration
U.S.	ORC Public opinion index : report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	CSN0065922	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : combined results ... : O R C mid-market executive caravan research findings	BV Insights LLC	CSN0068927	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : combined results ... : O R C mid-market executive caravan research findings	BV Insights LLC	CSN0068927	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : O R C mid-market executive caravan research findings	BV Insights LLC	CSN0068928	CSN (Copyright Serial Number) for group serial registration
U.S.	Readership information on financial, business, and general interest publications : O R C mid-market executive caravan research findings	BV Insights LLC	CSN0068928	CSN (Copyright Serial Number) for group serial registration

Country	Title	Owner	Reg. No.	Comments
U.S.	Readership information on financial, business, and general interest publications : O R C mid-market executive caravan research findings	BV Insights LLC	CSN0068928	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Trends in the United States—consumer attitudes and the supermarket . / conducted for Food Marketing Institute by Opinion Research Corporation	BV Insights LLC	CSN0109720	CSN (Copyright Serial Number) for group serial registration
U.S.	Robbie the rabbit : a picture test for 3-7 year old children	BV Insights LLC	TX0000017639
U.S.	Measures of magazine exposure—laboratory waiting room : certitude test no. 1 / a report of Task Force V (Validation), Magazine Research Development Council, Advertising Research Foundation ; study conducted by Opinion Research Corporation, Inc. ; analys	BV Insights LLC	TX0000077966
U.S.	Changing worker values : myth or reality?	BV Insights LLC	TX0000137222
U.S.	Yesterday recall of subscriber at home reading : a report / of the Magazine Research Development Council, Advertising Research Foundation ; study conducted by Opinion Research Corporation, Inc. ; analysis prepared by A R F technical staff	BV Insights LLC	TX0000218288

Country	Title	Owner	Reg. No.	Comments
U.S.	Dental habits and opinions of the public : results of a 1978 survey / Bureau of Economic & Behavioral Research, American Dental Association ; [conducted by the Opinion Research Corporation]	BV Insights LLC	TX0000323245
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000674048
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000674049
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000674050
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674079
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674080
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674081
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674082
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674083
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000674084
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000711549
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000711550
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000711551
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000711552
U.S.	Readership information on financial, business, and general interest publications: information / gathered by Caravan Surveys	BV Insights LLC	TX0000711553
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711554

Country	Title	Owner	Reg. No.	Comments
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711555
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711556
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711557
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711558
U.S.	Management profile: risks and rewards	BV Insights LLC	TX0000711559
U.S.	Readership information on financial, business, and general interest publications	BV Insights LLC	TX0000729802
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001419756
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001419757
U.S.	O R C executive caravan management profile	BV Insights LLC	TX0001419758
U.S.	Readership information on financial, business, and general interest publications: O R C mid-executive caravan research findings	BV Insights LLC	TX0001419759
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001419760
U.S.	Readership information on financial, business, and general interest publications: O R C mid-executive caravan research findings	BV Insights LLC	TX0001419761
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001419762
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001419763
U.S.	Readership information on financial, business, and general interest publications: O R C mid-executive caravan research findings	BV Insights LLC	TX0001419764
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001419765

Country	Title	Owner	Reg. No.	Comments
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420977
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420978
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420979
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420980
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420981
U.S.	O R C executive caravan management profile	BV Insights LLC	TX0001420982
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001420983
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426351
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426352
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426353
U.S.	O R C marketing index: report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	TX0001426354
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426355
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426356
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426357
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426358

Country	Title	Owner	Reg. No.	Comments
U.S.	O R C marketing index: report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	TX0001426359
U.S.	O R C marketing index: report to marketing management : a continuing study of basic opinion trends affecting marketing now and in the future	BV Insights LLC	TX0001426360
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426361
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426362
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426363
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future	BV Insights LLC	TX0001426364
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819580
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819623
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819624
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819625
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819626
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819627
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819628
U.S.	O R C Executive caravan management profile/ [Opinion Research Corporation]	BV Insights LLC	TX0001819629
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819630
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819631

Country	Title	Owner	Reg. No.	Comments
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819846
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819847
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819848
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819849
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819850
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819851
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819852
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819853
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819854
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819855
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819856

Country	Title	Owner	Reg. No.	Comments
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819857
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819858
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819860
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001819861
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001819862
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001819863
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001819864
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001819865
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001914354
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001914357
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0001914399

Country	Title	Owner	Reg. No.	Comments
U.S.	Readership information on financial, business, and general interest publications: combined results: O R C mid-market executive caravan research findings	BV Insights LLC	TX0001938992
U.S.	O R C Executive caravan management profil	BV Insights LLC	TX0001938993
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001938995
U.S.	Readership information on financial, business, and general interest publications: O R C mid-market executive caravan research findings	BV Insights LLC	TX0001939001
U.S.	Readership information on financial, business, and general interest publications: O R C mid-market executive caravan research findings	BV Insights LLC	TX0001939002
U.S.	Readership information on financial, business, and general interest publications: O R C mid-market executive caravan research findings	BV Insights LLC	TX0001939003
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942776
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942777
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942778
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942779
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942780
U.S.	Readership information on financial, business, and general interest publications: O R C mid-executive caravan research findings	BV Insights LLC	TX0001942781
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942782

Country	Title	Owner	Reg. No.	Comments
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001942783
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001976126
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001976127
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001976128
U.S.	Readership information among corporate officers on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0001976129
U.S.	How consumers view credit union	BV Insights LLC	TX0001978312
U.S.	Financial services executives view the field and its prospect	BV Insights LLC	TX0001978771
U.S.	Consumer preferences for selected financial products and services	BV Insights LLC	TX0001992926
U.S.	American attitudes toward higher education ?: results of a comprehensive nationwide survey : a study /conducted by Group Attitudes Corporation for selected higher education associations	BV Insights LLC	TX0001999839
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0002107762
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0002425367
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0002425368
U.S.	Readership information on financial, business, and general interest publications: information gathered on the ? O R C executive caravan survey	BV Insights LLC	TX0002425369
U.S.	Trends in Europe : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611425

Country	Title	Owner	Reg. No.	Comments
U.S.	Trends in France : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611426
U.S.	Trends in Belgium : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611427
U.S.	Trends in Austria : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611428
U.S.	Trends in The Netherlands : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611429
U.S.	Trends in Spain : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611430
U.S.	Trends in Norway : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611431
U.S.	Trends in Sweden : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611432
U.S.	Trends in Portugal : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003611433
U.S.	Trends in Greece : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627485
U.S.	Trends in Ireland : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627486
U.S.	Trends in Italy : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627487

Country	Title	Owner	Reg. No.	Comments
U.S.	Trends in Denmark : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company, in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627488
U.S.	Trends in Luxembourg : consumer attitudes & the supermarket, 1992 / conducted for the Food Marketing Institute and the Coca-Cola Company in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627489
U.S.	Trends in Switzerland : consumer attitudes & the supermarket, 1992 / conducted for Food Marketing Institute and the Coca-Cola Company in partnership with CIES by Opinion Research Corporation	BV Insights LLC	TX0003627490
U.S.	Trends in Mexico : consumer attitudes & the supermarket, 1993 / conducted for Food Marketing Institute and the Coca-Cola Company in cooperation with Asociacion Latino Americana de Supermercados and Asociacion Nacional de Tiendas de Autoservicio y Departm	BV Insights LLC	TX0003742071
U.S.	O R C Public opinion index: report to management : a continuing study of basic opinion trends affecting business now and in the future / [Opinion Research Corporation]	BV Insights LLC	TX0008199859
U.S.	Readership information on financial, business, business, and general interest publications...O R C executive carsvan survey & 112 other titles.	BV Insights LLC	V9961D845	Intellectual property security agreement with BNP Paribas. Titles associated with this document not yet indexed in the Public Catalog.
U.S.	R4MAIN.P & 121 other titles.	BV Insights LLC	V3511D200	Intellectual property security agreement with Allied Capital Corporation.
U.S.	R4MAIN.P. & 37 other titles.	BV Insights LLC	V3510D782	Intellectual property security agreement with Citizens Bank of Pennsylvania.
U.S.	R4main.p & 8 other titles.	BV Insights LLC	V3575D905	Certification & acknowledgement of Allied Capital Corporation’s release of security interest.
U.S.	WCX-UX/programmer & 2 other titles.	BV Insights LLC	V3575D956	Release of security interest listing Heller Financial, Inc. and Citizens Bank of Pennsylvania

Intellectual Property – Domain Names

See attached.

Schedule 5.19

Material Agreements

Executive Employment Agreement dated April 1, 2020, between Bright Mountain Media, Inc., and W. Kip Speyer.

Schedule 7.01(b)

Existing Liens

None.

Schedule 7.02(e)

Existing Investments

Schedule 5.14 listing Subsidiaries in which Parent has invested is hereby incorporated by reference.

Schedule 7.03(b)

Surviving Indebtedness

10% Convertible Promissory Note issued on November 12, 2018 by Bright Mountain Media, Inc., to W. Kip Speyer, in the original principal amount of $30,000.

10% Convertible Promissory Note issued on November 20, 2018 by Bright Mountain Media, Inc., to W. Kip Speyer, in the original principal amount of $50,000.

Schedule 7.12

Existing Sale Leasebacks

None.